UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BREDA TELEPHONE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐
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(1) Amount Previously Paid:

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March 5, 2007

Dear Shareholders:

                You are cordially invited to a special meeting of the shareholders of Breda Telephone Corp. to be held at the Breda Legion Hall located at 208 Main, Breda, Iowa, on Wednesday, March 28, 2007 at 7:00 p.m.

The following documents are being provided to you along with this letter:

1.	Notice of Special Meeting of Shareholders
2.	Proxy Statement
3.	Ballot
4.	Two ballot envelopes

                The purpose of the special meeting is to consider and vote upon the approval and adoption of restated articles of incorporation for Breda Telephone Corp. Some of the highlights of the restated articles of incorporation are as follows:

	Present Articles	Restated Articles

1.	One class of stock.	Two classes of stock: Class A would be voting stock; Class B would be non-voting stock but have the same equity value as Class A shares.

2.	One subscriber per household.	Two subscribers per household, if meet the criteria; allows for certain family members living in household to hold shares.

3.	Ownership limited to 1% (subject to other limitations).	Ownership limited to 1% per individual (subject to other limitations) except that a two-subscriber household is limited to 2% (subject to other limitations).

4.	One-time transfer to family	Transfers of shares to family

	members outside the Breda/ Lidderdale exchange only on shares owned as of February, 1995 (subject to % ownership limitations).	members outside of the Breda/ Lidderdale exchange allowed within the % ownership limitations on all shares (would be Class B, non-voting shares).

5.	All present shareholders are voting shareholders, and receive one vote per subscriber (one vote per household). A few multiple-vote subscribers were grandfathered in with the Restated Articles of 1995.	All present shareholders will be grandfathered in, and will retain their present votes, regardless of where they live. A) Thus present shareholders having one vote will be designated as Class A, Series 2 shareholders. B) Present shareholders having multiple votes will be designated as Class A, Series 3 shareholders. These shares will retain their voting rights until such time as they are transferred, when they will then be designated as either Class A, Series 1 voting shares, or Class B non-voting shares.

6.	Breda is authorized to issue five million (5,000,000) shares of common stock with no par value.	Breda would be authorized to issue five million (5,000,000) shares of Class A Common Stock, no par Value, and five million (5,000,000) shares of Class B Common Stock, no par value.

Please review the enclosed Proxy Statement for details of the restated articles of incorporation. Please also complete your ballot and return it as instructed in the ballot.

                We encourage your attendance at the special meeting. The information mailed to you along with this letter will be covered at the special meeting so please bring your package of information along to the special meeting.

We look forward to seeing you at the special meeting.

Sincerely,

/s/ Charles Thatcher
Charles Thatcher, President

BREDA TELEPHONE CORP.

112 East Main, P.O. Box 190
Breda, Iowa 51436

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
March 28, 2007

Notice is hereby given that a special meeting of the shareholders of Breda Telephone Corp. will be held at the Breda Legion Hall located at 208 Main, Breda, Iowa, on Wednesday, March 28, 2007 at 7:00 p.m., Breda, Iowa local time. The purpose of the meeting is to consider the approval and adoption of restated articles of incorporation for Breda Telephone Corp.

Only shareholders of record at the close of business on February 14, 2007 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Shareholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON, PLEASE DATE YOUR BALLOT, INDICATE YOUR CHOICE ON THE MATTERS TO BE VOTED UPON, AND MAIL THE BALLOT PROMPTLY IN THE ENCLOSED ENVELOPES. IF YOU DO ATTEND THE MEETING AND DESIRE TO REVOKE OR WITHDRAW YOUR BALLOT, YOU MAY DO SO BY NOTIFYING THE SECRETARY OR ANOTHER OFFICER OF BREDA TELEPHONE CORP. AT THE COMMENCEMENT OF THE MEETING. YOU WILL THEN BE PROVIDED WITH ANOTHER BALLOT TO COMPLETE AND DELIVER TO THE SECRETARY AT THE MEETING.

THE BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BREDA TELEPHONE CORP. THE BALLOT IS BEING TRANSMITTED TO SHAREHOLDERS BY BREDA TELEPHONE CORP. IN ACCORDANCE WITH THE AMENDED AND RESTATED BYLAWS OF BREDA TELEPHONE CORP.

The accompanying Proxy Statement describes in more detail the proposed restated articles of incorporation.

By Order of the Board of Directors,

/s/ Neil Kanne
Neil Kanne
Secretary
Breda, Iowa
March 5, 2007

BREDA TELEPHONE CORP. 112 East Main P.O. Box 190 Breda, Iowa 51436

PROXY STATEMENT

Special Meeting of Shareholders, March 28, 2007

GENERAL INFORMATION

This Proxy Statement and the enclosed ballot are being provided by Breda Telephone Corp. (“Breda”) for use at the special meeting of the shareholders to be held on March 28, 2007, at 7:00 p.m. at the Breda Legion Hall located at 208 Main, Breda, Iowa, and any adjournment or postponement thereof (the “Meeting”). If a ballot is properly completed and timely returned, the shares it represents will be voted at the Meeting in accordance with the instructions contained in the ballot. If a shareholder attends the Meeting and desires to revoke or withdraw the shareholder’s ballot, the shareholder may do so by notifying the Secretary or another officer of Breda at the commencement of the Meeting. The shareholder will then be provided with another ballot to complete and deliver to the Secretary at the Meeting. This Proxy Statement and the accompanying ballot will be first mailed to shareholders on or about March 5, 2007. The cost of the preparation, distribution and handling of this Proxy Statement and the ballots will be borne by Breda. The ballot is solicited on behalf of the Board of Directors of Breda. The ballot is being transmitted to the shareholders by Breda in accordance with the Amended and Restated Bylaws of Breda.

VOTING SECURITIES

Only shareholders of record as of the close of business on February 14, 2007 will be entitled to notice of and to vote at the Meeting.

Breda’s authorized stock consists of a single class of common stock, with no par value (“Common Stock”). There were 31,016 shares of Common Stock outstanding on February 14, 2007. Those shares were held by 576 different shareholders. Each shareholder is entitled to only one vote on each matter presented to the shareholders, regardless of the number of shares of Common Stock held by the shareholder, with one exception regarding shareholders who previously held shares of Breda’s former Class A stock. Those shareholders have one vote for each share of former Class A stock that was held by them on February 28, 1995, and continuing until one of the following occurs: (1) the shareholder no longer receives service from Breda; (2) the shareholder no longer resides in the Breda, Iowa or Lidderdale, Iowa telephone exchange areas served by Breda; (3) the shareholder dies; or (4) the shareholder transfers the shareholder’s shares to another person. As of February 14, 2007, there were 21 shareholders who still had one vote for each share of the former Class A stock that was held by them on February 28, 1995. Those 21 shareholders held a total of 57 shares of the former Class A stock on that date.

Any number of shareholders of Breda present in person or represented by proxy constitutes a quorum for the transaction of business by Breda’s shareholders, unless the representation of a different number is required by law, in which case the representation of the number required by law shall constitute a quorum. The two matters to be acted upon at the Meeting both relate to the amendment and restatement of Breda’s existing Amended and Restated Articles of Incorporation into the Articles of Restatement being provided to you along with this Proxy Statement. The vote on the Articles of Restatement is separated, pursuant to the requirements of the Securities and Exchange Commission, into two separate voting matters. One of the matters is the vote upon Articles IV and V of the Articles of Restatement, which address the establishment of the Class A Common Stock and the Class B Common Stock which are authorized by the Articles of Restatement and the terms of the Class A Common Stock and the Class B Common Stock. The other matter is the vote upon all of the remaining articles of the Articles of Restatement. Given that the Articles of Restatement is a single, integrated document, however, the entire Articles of Restatement must be approved by the shareholders in order to be effective, so the approval and effectiveness of each of the two voting matters is conditioned upon the shareholder’s approval of the other voting matter. The failure of the shareholders to approve one of the matters will, therefore, lead to the failure to approve of both of the matters and the entire Articles of Restatement.

Breda believes that Section 490.1003 of the Iowa Business Corporation Act requires that a quorum for a meeting of shareholders for the purpose of amending the articles of incorporation of a corporation must be at least the number of shareholders holding a majority of the votes entitled to be cast on the amendments. A quorum for the Meeting will therefore be a majority of the total number of shareholders of Breda. Votes withheld for any matter, abstentions and broker-dealer non-votes represented at the Meeting will be counted for quorum purposes, but will not be counted as votes cast with respect to either of the matters regarding the Articles of Restatement and will not affect the outcome of the vote on either of the matters regarding the

Articles of Restatement. Shareholder action on both of the matters regarding the Articles of Restatement will be approved if the votes cast favoring the matter exceeds the votes cast opposing the matter, unless a greater number is required by law or Breda’s Amended and Restated Articles of Incorporation. Breda does not believe that a greater number is required by law or the Amended and Restated Articles of Incorporation for the vote on either of the matters regarding the Articles of Restatement.

Under Breda’s Amended and Restated Bylaws, voting by shareholders on any question or in any election is required to be taken by written ballot. The Amended and Restated Bylaws also require that the written ballots be mailed by regular mail to all shareholders. The written ballots are to be accompanied by a self-addressed, stamped envelope. The envelopes are to be addressed to a post office box at the Carroll, Iowa post office. Any written ballots dropped off at Breda’s offices prior to the corresponding shareholders meeting are delivered to that post office box, where practicable. Breda’s Amended and Restated Bylaws also provide for a ballot committee of six individuals, comprised of two shareholders appointed by the Board of Directors on an annual basis, an accountant from the accounting firm doing the annual audit of Breda, legal counsel as appointed by the Board of Directors, and two other shareholders. The latter two shareholders appoint their own replacements for the next year. The ballot committee has sole control over the post office box and ballots, and is responsible for removing the ballots from the post office box and for tallying the votes represented by the ballots. The results of the vote by the ballots have historically been determined prior to the meeting of the shareholders, and announced at the meeting. Given this practice, Breda does not generally call for votes of the shareholders at any meeting, and no vote of the shareholders will accordingly be taken at the Meeting. Shareholders are therefore strongly encouraged to timely mail their written ballots. Shareholders will, however, be permitted to present their ballots at the Meeting, and if you attend the Meeting and desire to revoke or withdraw your ballot, you may do so by notifying the Secretary or another officer of Breda at the commencement of the Meeting. You will then be provided with another ballot to complete and deliver to the Secretary at the Meeting.

Given the requirement in Breda’s Amended and Restated Bylaws that all voting by the shareholders be by written ballot and that all written ballots be mailed by regular mail to all shareholders prior to the Meeting, no shareholder proposals will be able to be acted upon and no shareholder action will otherwise be able to be taken at the Meeting other than the action on the Articles of Restatement in the form as presented to the shareholders along with this Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the percentage ownership of Breda’s Common Stock as of February 14, 2007 by:

• Breda’s directors;
• Breda’s officers;
• All directors and officers of Breda as a group.
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Security Ownership Table

Name and Address of Beneficial Owner	Number of Shares		Percent of Class

Clifford Neumayer 11846 Ivy Avenue Breda, Iowa 51436	181.584%

Robert Buelt 106 South 3rd Street Breda, Iowa 51436	133	*	.429%

Dave Grabner 11098 130th Street Breda, Iowa 51436	55	**	.177%

Rick Anthofer 301 N. 4th Breda, Iowa 51436	13.042%

Charles Thatcher 15053 Granite Avenue Breda, Iowa 51436	32	***	.103%

Daniel Nieland 12192 Ivy Avenue Breda, Iowa 51436	1.003%

Neil Kanne 12828 Phoenix Avenue Carroll, Iowa 51401	2.006%

All directors and officers as a group (7 persons)	417		1.344%

*	Ten of these shares are held by Mr. Buelt’s son.
**	One of these shares is held by Mr. Grabner’s spouse.
***	One of these shares is held by Mr. Thatcher’s spouse.

All of the above shares of Common Stock are directly owned by the listed individuals, except only as noted with respect to Mr. Buelt, Mr. Grabner and Mr. Thatcher.

Steve Frickenstein, Charles Deisbeck and Jane Morlok, who are, respectively, employed as Breda’s chief executive officer, chief operations officer and chief financial officer, do not own any shares of Common Stock.

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To Breda’s knowledge, no person or group is the beneficial owner of more than 5% of Breda’s Common Stock, and no person or group holds more than 5% of Breda’s Common Stock under a voting trust or similar agreement.

ARTICLES OF RESTATEMENT

The two voting matters to be presented to the shareholders at the Meeting both relate to the amendment and restatement of Breda’s existing Amended and Restated Articles of Incorporation (the “Existing Articles”) into the Articles of Restatement (the “Proposed Articles”). A copy of the Existing Articles and of the Proposed Articles are being provided to you along with this Proxy Statement as, respectively, Exhibit “A” and Exhibit “B”.

The board of directors has been considering over the last several months the ownership and transferability provisions in the Existing Articles in light of the changes that have occurred in Breda’s shareholder base and the changes in the business of Breda and its subsidiaries since the Existing Articles were adopted in March of 1995, as well as in light of what the board understands and interprets to be the primary intent and purposes behind the ownership and transferability provisions in the Existing Articles. The board of directors understands and interprets the primary intent and purpose of those provisions to be to maintain local ownership and control over Breda and its subsidiaries.

The changes in Breda’s shareholder base include that it is becoming a somewhat aging shareholder base, which is leading to more requests to transfer shares. The changes in Breda’s and its subsidiaries’ businesses include that the businesses have grown significantly since 1995, which has led to increases in the value of Breda’s shares. Both of those changes have led the board of directors to believe that there should be some increase in the potential transferability of Breda’s shares, but without significantly changing the concepts and terms of the Existing Articles which promote the continued local ownership and resulting local control of Breda.

Breda’s board of directors believes that the Proposed Articles effectuate that purpose, as well as effectuating various other amendments related to clarifying various provisions of the Existing Articles and addressing changes in the Iowa Business Corporation Act which have occurred since the Existing Articles were adopted in March of 1995. The amendments effectuated by, and the general effect of, the Proposed Articles are discussed below.

The board of directors process of reviewing and considering the Existing Articles included some of the directors conducting a total of 6 meetings with a total of 4 focus groups, which were each comprised of 7-9 shareholders of Breda. The board of directors also held a final meeting with the shareholder focus groups to consider and review the Proposed Articles, although some clarifying changes have been made to the Proposed Articles since that meeting. A copy of the letter that was sent to the focus group members with respect to that final meeting is attached as Exhibit “C”.

The vote on the Proposed Articles is separated, pursuant to the requirements of the Securities and Exchange Commission, into two separate voting matters. One of the matters is the vote upon

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Articles IV and V of the Proposed Articles, which address the establishment of the Class A Common Stock and the Class B Common Stock which are authorized by the Proposed Articles and the terms of the Class A Common Stock and the Class B Common Stock. The other matter is the vote upon all of the remaining articles of the Proposed Articles. Given that the Proposed Articles is a single, integrated document, however, the entire Proposed Articles must be approved by the shareholders in order to be effective, so the approval and effectiveness of each of the two voting matters is conditioned upon the shareholders’ approval of the other voting matter. The failure of the shareholders to approve one of the matters will, therefore, lead to the failure to approve of both of the matters and the entire Proposed Articles.

The board of directors recommends that the shareholders approve and adopt both of the voting matters regarding the Proposed Articles, and, thereby, the Proposed Articles in entirety.

The following paragraphs discuss the two voting matters regarding the Proposed Articles, and include some comparisons between the terms of the Proposed Articles and the Existing Articles. The paragraphs may include references to the applicable section and article of the Proposed Articles or the Existing Articles which are being discussed in the paragraph in question.

1.
Articles IV and V of the Proposed Articles--Classes and Terms of Stock Created by the Proposed Articles. One of the matters to be voted upon at the meeting is the approval and adoption of Articles IV and V of the Proposed Articles. Articles IV and V of the Proposed Articles address the establishment of the Class A Common Stock and the Class B Common Stock which are authorized by the Proposed Articles and the terms of the Class A Common Stock and the Class B Common Stock. The following sections discuss the terms of the Class A Common Stock and the Class B Common Stock as set out in Articles IV and V of the Proposed Articles. The terms of Breda’s existing common stock are set out in Articles II and V of the Existing Articles.

General Effect of the Proposed Articles.

(a)
The Proposed Articles establish 5,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock, both of no par value. The Class A Common Stock is broken down into three series, Series 1, Series 2 and Series 3. Section 1, Article IV of the Proposed Articles.

(b)
All of Breda’s outstanding shares of common stock, except the 57 shares of common stock with multiple voting rights, are reclassified as and converted into shares of the Series 2 Class A Common Stock, on a one-for-one basis. The 57 shares of common stock with multiple voting rights are reclassified as and converted into shares of the Series 3 Class A Common Stock, on a one-for-one basis. No further shares of either the Series 2 or the Series 3 Class A Common Stock will be issued in the future. Sections 2 and 3 of Article IV of the Proposed Articles.

Breda had 31,016 outstanding shares of common stock as of February 14, 2007, including the 57 shares of common stock with multiple voting rights. As
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indicated, each of Breda’s outstanding shares of common stock, other than the 57 shares with multiple voting rights, will be reclassified as and converted into one share of the Series 2 Class A Common Stock, and the Proposed Articles authorize 30,959 shares of the Series 2 Class A Common Stock. Section 1, Article IV of the Proposed Articles. As also indicated above, each of Breda’s 57 outstanding shares of common stock with multiple voting rights will be reclassified as and converted into one share of the Series 3 Class A Common Stock. The Proposed Articles accordingly authorize 57 shares of the Series 3 Class A Common Stock. Section 1, Article IV of the Proposed Articles.

No shareholder will be required to surrender the shareholder’s certificate representing the shareholder’s shares of common stock in Breda, but the certificate will be deemed for all purposes to evidence the ownership of the same number of shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be. Section 2, Article IV of the Proposed Articles.

(c)
No shares of the Series 1 Class A Common Stock or the Class B Common Stock are issued pursuant to the Proposed Articles. Shares of the Series 1 Class A Common Stock and the Class B Common Stock will, however, be issued in the future in the circumstances described in the Proposed Articles, which are discussed below in this Proxy Statement. The board of directors will also have the authority to issue shares of the Series 1 Class A Common Stock and/or the Class B Common Stock as part of the board’s general authority to direct and manage the business of Breda.

General Terms of the Class A Common Stock and the Class B Common Stock.

(a)
The Class A Common Stock and the Class B Common Stock have the same economic rights, including with respect to dividends and to distributions upon any dissolution and liquidation of Breda. Section 4, Article IV of the Proposed Articles.

(b)
The shareholders holding shares of the Series 1 and the Series 2 Class A Common Stock have one vote on all matters voted on by the shareholders regardless of the number of shares they hold. Sections 5(a) and 5(b) of Article IV of the Proposed Articles.

(c)
The shareholders holding shares of the Series 3 Class A Common Stock have one vote for each share they hold on all matters voted on by the shareholders. Section 5(c), Article IV of the Proposed Articles.

(d)
The shareholders owning shares of the Class B Common Stock have no voting rights except as required by the Iowa Business Corporation Act, and then they have one vote, regardless of the number of shares they hold. The Iowa Business Corporation Act will require that the shareholders holding the Class B Common

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Stock vote on, for example, certain amendments to the Proposed Articles. See Section 490.1004 of the Iowa Business Corporation Act. Section 5, Article IV of the Proposed Articles.

(e)
A share of the Series 2 or the Series 3 Class A Common Stock will continue as that type of share until it is assigned. At that time, the share will be converted into and exchanged for a share of the Series 1 Class A Common Stock, if the share is assigned to an eligible subscriber, or into a share of the Class B Common Stock, if it is assigned to someone who is not an eligible subscriber. Section 6, Article IV of the Proposed Articles.

(f)
The Series 1 Class A Common Stock can only be owned by eligible subscribers. An eligible subscriber means an individual who is 18 or older or an entity whose principal residence (in the case of an individual) or principal place of business (in the case of an entity) is located within the Breda or Lidderdale telephone exchange areas and who subscribes to Breda’s land line telephone services. An eligible subscriber can also include one related person of an individual subscriber. A related person is a family member who is 18 or older, whose principal residence is the same as the individual subscriber and who is also named on the account for the telephone services. The permitted types of family relationship are spouse, parent, grandparent, sibling, child and grandchild. Section 7, Article IV of the Proposed Articles.

A share of the Series 1 Class A Common Stock will be automatically converted into a share of the Class B Common Stock if the holder ceases to be an eligible subscriber or if the share is assigned to someone who is not an eligible subscriber. Section 7, Article IV of the Proposed Articles.

(g)	The Class B Common Stock may be held by anyone who is not an eligible subscriber. Section 8, Article IV of the Proposed Articles

A share of the Class B Common Stock will be automatically converted into a share of the Series 1 Class A Common Stock if the holder becomes an eligible subscriber or if the share is assigned to someone who is an eligible subscriber. Section 8, Article IV of the Proposed Articles.

(h)	No shareholder may own more than one percent of the Class A Common Stock or the Class B Common Stock. Section 9, Article IV of the Proposed Articles.

No shareholders residing in the same residence may collectively own more than two percent of the Class A Common Stock and/or the Class B Common Stock. Section 9, Article IV of the Proposed Articles.

If a shareholder owns five percent or more of an entity which owns shares of the Class A Common Stock or the Class B Common Stock, the shares of that shareholder and of the entity are counted together for purposes of calculating the

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one percent and the two percent limitations. Section 9, Article IV of the Proposed Articles.

A shareholder may exceed the one percent or the two percent limitations if the shareholder already exceeded those percentages when the Proposed Articles were adopted by the shareholders or if the shareholder later goes over those percentages because of Breda’s redemption of shares. Section 9, Article IV of the Proposed Articles.

Breda’s Options to Purchase Shares.

(a)
Breda has the right to purchase any or all of the shares of the Series 1 Class A Common Stock held by any shareholder if the shareholder ceases to be an eligible subscriber. The purchase price will be the fair value of the shares as established by the directors. Section 1, Article V of the Proposed Articles.

(b)
Breda has the right to purchase any or all of the shares of the Class A Common Stock or the Class B Common Stock of a shareholder which are subject to any assignment. An assignment is any voluntary or involuntary sale, transfer or assignment of any shares, and whether or not for any consideration. The purchase price will be the fair value of the shares as determined by the directors, unless the assignment is a voluntary assignment for value. In that case, the purchase price is the amount payable by the proposed transferee in the voluntary assignment. Section 2, Article V of the Proposed Articles.

Changes to the Current Terms of Breda’s Shares.

(a)	The Proposed Articles do not include the term from the Existing Articles which provides that no shareholder may acquire more than 30 shares from Breda.

(b)
The Proposed Articles allow for there to be two shareholders for one residence, instead of just one shareholder, by permitting a related person of an individual subscriber to also own shares. Section 7, Article IV of the Proposed Articles.

(c)
Breda will not have the option to purchase any of the shares of the Series 2 or the Series 3 Class A Common stock unless and until the shares are assigned by the owner. Section 2, Article V of the Proposed Articles. Under the Existing Articles, Breda generally has the right to purchase shares of its common stock if the shareholder dies, stops receiving telephone services or moves out of the Breda or Lidderdale telephone exchange areas.

(d)
Subject to Breda’s option to purchase the shares, a shareholder can now assign the shareholder’s shares to someone who is not an eligible subscriber, but the shares will become Class B Common Stock in that circumstance. Sections 6, 7 and 8 of Article IV of the Proposed Articles.

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(e)	The former “one-time” family transfer for persons who were shareholders on July 20, 1995 is not included in the Proposed Articles.

(f)
The “multiple” voting rights for the 57 shares of the former Class A stock that were outstanding on February 28, 1995 will now continue under the Series 3 Common Stock until the shares of the Series 3 Common Stock are assigned. Sections 5(c) and 6 of Article IV of the Proposed Articles. The “multiple” voting rights would be terminated under the Existing Articles if the shareholder dies, stops receiving services from Breda, moves out of the Breda or Lidderdale telephone exchange areas or transfers the shares to someone else.

(g)
The Proposed Articles permit a “household” to own up to two percent of the Class A Common Stock and/or the Class B Common Stock. Section 9, Article IV of the Proposed Articles. Under the Existing Articles, there can generally only be one shareholder per household, and a shareholder cannot own more than one percent of the shares unless the shareholder exceeded that percentage on February 28, 1995 or the shareholder goes over the one percent limitation because of Breda’s redemption of shares.

(h)
The Proposed Articles authorize two classes of shares, 5,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. Section 1, Article IV of the Proposed Articles. The Existing Articles authorize 5,000,000 shares of common stock.

(i)	All shareholders who are in violation of any of the terms of the Existing Articles are “grandfathered” in as Series 2 or Series 3 Class A Common Stock shareholders under the Proposed Articles.

2.
Articles I, II, III, VI, VII, VIII, IX and X of the Proposed Articles. One of the matters to be voted upon at the Meeting is the approval and adoption of Articles I, II, III, VI, VII, VIII, IX and X of the Proposed Articles. The board of directors believes that the referenced articles are consistent with Breda’s practices and any corresponding provisions from Breda’s Existing Articles or Breda’s Amended and Restated Bylaws, or are provisions otherwise applicable to Breda under the Iowa Business Corporation Act. The board of directors also believes that any changes in any of those articles clarify the corresponding provisions from the Existing Articles or address changes in the Iowa Business Corporation Act which have occurred since the Existing Articles were adopted in March of 1995. The following subparagraphs discuss Articles I, II, III, VI, VII, VIII, IX and X of the Proposed Articles.

(a)	The Proposed Articles continue Breda’s current practices with respect to the following matters:

•	The name of Breda. Article I of the Proposed Articles and Article I of the Existing Articles.
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•	The duration of Breda’s corporate existence, which is perpetual. Article II of the Proposed Articles.

•	The purpose of Breda, which includes the authority to engage in any lawful business. Article III of the Proposed Articles.

•	The number and classes of, and the qualification requirements for, the directors of Breda. Article VI of the Proposed Articles and Article III of the Existing Articles.

•	The quorum requirements for meetings of the shareholders of Breda. Article VII of the Proposed Articles and Article VI of the Existing Articles.

•	The shareholder voting requirements for certain specified matters. Article VIII of the Proposed Articles and Articles VII and VIII of the Existing Articles.

(b)
Articles IX and X of the Proposed Articles provide for the limitation of the liability of Breda’s directors and the indemnification of Breda’s directors and officers to the full extent as is now permitted by the Iowa Business Corporation Act. Article IV of Breda’s Existing Articles and certain provisions of Breda’s Amended and Restated Bylaws contain similar provisions, but they are based on an older version of the Iowa Business Corporation Act.

AMENDMENT OF BYLAWS

The board of directors has approved, subject to the shareholders’ adoption and approval of the Proposed Articles, the Second Amended and Restated Bylaws for Breda (the “Restated Bylaws”). The board of directors has authorized and approved the Restated Bylaws in order to conform the bylaws of Breda to the Proposed Articles and in order to bring the bylaws current with the Iowa Business Corporation Act. Shareholder approval for the adoption of the Restated Bylaws is not necessary. A copy of the Restated Bylaws and of Breda’s existing Amended and Restated Bylaws will be made available to shareholders who request copies of those documents at the Meeting.

                                              SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Breda has historically held the annual meeting of Breda’s shareholders in May of each year, and Breda held the annual meeting of its shareholders for 2005 on May 17, 2005. Breda was not, however, able to hold the annual meeting of Breda’s shareholders for 2006 until October 25, 2006 because of delays in completing Breda’s financial statements for 2005 caused by Breda’s auditors not having timely access to the audited financial statements or other financial records of certain limited partnerships in which Breda is a limited partner. Breda anticipates that those timing issues will continue in the future, and Breda contemplates holding the annual meeting of

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Breda’s shareholders no sooner than June of each year going forward, and Breda currently anticipates holding the annual meeting of Breda’s shareholders for 2007 on June 25, 2007.

Based upon that proposed date, in order for a proposal of any shareholder pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be presented for inclusion in Breda’s proxy statement and ballot for the annual meeting of shareholders to be held in 2007, the proposal must be received at Breda’s principal executive office by no later than February 1, 2007. Any such proposal will need to comply with the regulations of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in Breda’s proxy materials.

Any shareholder proposal submitted outside the processes of Rule 14a-8 shall be considered untimely unless received at Breda’s principal executive office by no later than April 1, 2007.

All proposals should be directed to Breda at Breda’s principal executive office located at 112 E. Main, P.O. Box 190, Breda, Iowa, to the attention of Breda’s President. Breda suggests that proposals be sent by certified mail, return receipt requested.

By order of the Board of Directors,

/s/ Neil Kanne
Neil Kanne
Secretary
Breda, Iowa
March 5, 2007
11

BREDA TELEPHONE CORP.
BALLOT
Special Meeting of Shareholders
March 28, 2007

This Ballot is provided to you as a shareholder of Breda Telephone Corp. The shares held by you will be voted in accordance with your instructions provided on this Ballot if this Ballot is properly completed and timely returned to Breda Telephone Corp. You must complete and date this Ballot and place it in the enclosed envelope marked “Ballot”. You must then place the sealed ballot envelope in the other enclosed self-addressed, stamped envelope which has the control number on it. You must mail this Ballot so that it will be received at the post office box noted on the control number envelope by 3:00 p.m. on March 28, 2007, or you can deliver this Ballot in person at the special meeting. If you mail this Ballot to Breda Telephone Corp. and attend the special meeting and desire to revoke or withdraw your Ballot, you may do so by notifying the Secretary or another officer of Breda Telephone Corp. at the commencement of the special meeting and you will be provided with another ballot to complete and deliver to the Secretary at the special meeting.

This Ballot is solicited on behalf of the Board of Directors of Breda Telephone Corp. This Ballot is being provided to you by Breda Telephone Corp. in accordance with the Amended and Restated Bylaws of Breda Telephone Corp.

I hereby vote as follows with respect to the approval and adoption of Article IV and Article V of the Articles of Restatement:

☐ For	☐ Against	☐ Abstain

I hereby vote as follows with respect to the approval and adoption of Articles I, II, III, VI, VII, VIII, IX and X of the Articles of Restatement:

☐ For	☐ Against	☐ Abstain

The approval and effectiveness of each of the two above matters is conditioned upon the shareholders’ approval of the other matter, and the failure of the shareholders to approve one of the matters will, therefore, lead to the failure to approve of both of the matters and of the entire Articles of Restatement.

Dated: __________________, 2007.

EXHIBIT A EXISTING AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BREDA TELEPHONE CORP.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

                Pursuant to the provisions of Section 1007 of the Iowa Business Corporation Act, Chapter 490, Code of Iowa, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I Name

The name of the corporation is Breda Telephone Corp. (the “Corporation”).

ARTICLE II Shares

                Section 1.               The Corporation is authorized to issue five million (5,000,000) shares of common stock with no par value. Shares of stock in the Corporation shall be issued only to residents of the telephone exchange area served by the Corporation who subscribe to the Corporation’s services, and to entities other than individual persons, such as corporations, partnerships, cooperative associations, sole proprietorships, or trusts, only if such an entity has its principal place of business in said telephone exchange area and subscribes to the Corporation’s services. Each shareholder shall be limited to ownership of shares representing no more than one percent (1%) (“Maximum Ownership Percentage”) of the total number of issued and outstanding shares of stock in the Corporation, except that any shareholder owning more than the Maximum Ownership Percentage on the date these Amended and Restated Articles of Incorporation are adopted may continue to own said percentage, but no more than said percentage. If the shareholder also holds a five percent (5%) or greater ownership interest as a shareholder in another corporation, a partner in a partnership, a member of a cooperative association, the proprietor of a sole proprietorship, the trustee or beneficiary of a trust, or has a similar interest in some other such entity or association, then the total number of shares held in the aggregate by that shareholder and all such corporations, partnerships, cooperative associations, proprietorships, trusts, and other entities shall not exceed the Maximum Ownership Percentage, except that a shareholder owning more than the Maximum Ownership Percentage on the date these Amended and Restated Articles of Incorporation are adopted may continue to own said percentage, but no more than said percentage. Any shareholder who, as a result of a stock redemption made by the Corporation following the adoption of these Amended and Restated Articles of Incorporation, holds more than the Maximum Ownership Percentage, may continue to own such resulting percentage, but no more than such percentage.

                Section 2.               Only one person or entity shall be deemed the subscriber to services from the Corporation with respect to any one telephone number, and only one person per household shall qualify as a subscriber regardless of the number of telephone numbers servicing the household. In the case where more than one person or entity uses a particular telephone number, or where a household is serviced by more than one telephone number, the customers shall designate one of themselves as the subscriber. If no designation is made, the first name listed on the account shall be deemed to be the subscriber. Only the subscriber shall qualify for stock ownership in the Corporation. It is the intent of this section that no more than the Maximum Ownership Percentage shall be held with respect to any one telephone number or household. Notwithstanding the foregoing, any persons or entities owning shares in violation of this section on the date these Amended and Restated Articles of Incorporation are adopted may continue to own said percentage of shares, but no more than said percentage.

                Section 3.               No shareholder shall have any prior preemptive right to purchase all or any part of any stock now or hereafter authorized, issued, or acquired by the Corporation. Each shareholder is entitled to one vote on each issue presented for a vote of the shareholders, regardless of the number of shares held by that shareholder. Cumulative voting shall not be permitted.

               Section 4.               Notwithstanding anything to the contrary herein, those shareholders holding more than one (1) share of the former Class A stock of the Corporation on the date these Amended and Restated Articles of Incorporation are adopted shall, following said adoption, be treated as a separate shareholder with respect to each share of former Class A stock so held, and shall be entitled to one (1) vote in each of his or her capacities as a shareholder on each issue presented for a vote of the shareholders. The right of a shareholder under this Section 4 to be treated as a separate shareholder with respect to each share of former Class A stock shall terminate upon (i) termination of the shareholder’s service from the Corporation, (ii) removal of the shareholder from the telephone exchange area served by the Corporation, (iii) the death of the shareholder, or (iv) transfer of the shareholder’s shares to another person or entity.

ARTICLE III Directors

                Section 1.               The number of directors shall be the number specified in or fixed in accordance with the bylaws. The Board of Directors shall have the power to fix or change the number of directors unless the shareholders, in amending or repealing the bylaws, provide expressly that the Board of Directors shall not amend or repeal the bylaw establishing the number of directors. The directors shall be divided into three (3) classes, with each class to be as nearly equal in number as possible. The terms of approximately one-third of the directors shall expire each year, and directors shall be elected to three (3) year staggered terms.

                Section 2.               Each director shall be a shareholder in order to qualify for office. If any director shall sell or transfer his or her shares in the Corporation, that person shall at once cease to be a director.

ARTICLE IV Non-Liability and Indemnification

                Section 1.                A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for a transaction from which the director derived an improper personal benefit, or (iv) under Section 833 of the Iowa Business Corporation Act. Any repeal or amendment of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director existing at the time of such repeal or amendment. If the law of the Corporation’s state of incorporation is hereafter changed to permit further elimination or limitation of the liability of directors for monetary damages to the Corporation or its shareholders, then the liability of a director to this Corporation shall be eliminated or limited to the fullest extent then permitted.

                Section 2.                Each individual who is or was a director of the Corporation (and the heirs, executors, personal representatives or administrators of such individual) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (“Indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as the same exists or may hereafter he amended. In addition to the indemnification conferred in this Article, the Indemnitee and any officer of the Corporation shall also be entitled to have paid directly by the Corporation the expenses reasonably incurred in defending any such proceeding against such Indemnitee, or any similar type of proceeding against such officer, in advance of its final disposition, to the fullest extent authorized by applicable law, as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall be a contract right.

                Section 3.               The Corporation may, by action of the Board of Directors, provide indemnification to such of the officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by applicable law.

                Section 4.               The rights and authority conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the Corporation, agreement, vote of shareholders or disinterested directors, or otherwise.

                Section 5.               Any repeal or amendment of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer existing at the time of such repeal or amendment.

ARTICLE V Transfer of Shares

                Section 1.                The Board of Directors shall have the power to redeem shares of stock, at its option, for a redemption price equal to a fair value for such shares, as determined by the Board of Directors in its sole discretion, in the event of termination of service to a shareholder from the Corporation or removal of a shareholder from the telephone exchange area served by the Corporation, or in the case of death of a shareholder. Notwithstanding the foregoing, any shareholder who on the date these Amended and Restated Articles of Incorporation are adopted resides outside of the Corporation’s telephone exchange area or does not receive service from the Corporation may continue to own his or her current percentage of shares in the Corporation.

                Section 2.                Any shareholder upon termination of service from the Corporation or removal from the telephone exchange area served by the Corporation, or the personal representative of a shareholder upon the shareholder’s death, may elect to transfer the shareholder’s shares in the Corporation to parties other than the Corporation, provided that the transferees are themselves eligible to be shareholders of the Corporation by virtue of residing in an area served by the Corporation and subscribing to service from the Corporation and by compliance with the Corporation’s Articles of Incorporation and Bylaws. Such transfer may only be accomplished upon notice to the Corporation and appropriate entries made on the stock record books of the Corporation. No share of stock shall be transferred upon the books of this Corporation without the consent of the Board of Directors of the Corporation. In the event that the shareholder does not comply with this Section 2, the Corporation shall have the option to purchase said shares of stock at a redemption price equal to a fair value for such shares, as determined by the Board of Directors in its sole discretion.

                Section 3.                  No shareholder shall sell any shares owned by him or her in this Corporation unless (1) he or she shall have first given the Corporation at least sixty (60) days prior notice in writing of intention to transfer such shares, and a copy of a written offer to purchase such shares stating the number of shares to be transferred, the name of the proposed transferee, and the actual price or prices for which it is intended the shares be sold; and (2) the Corporation shall have failed within sixty (60) days after receipt of such notice to notify such shareholder in writing of its willingness to purchase said shares for the same price as the price for which the shareholder intends to sell said shares to the party submitting the written offer.

                Section 4.                The provisions of this Article shall be considered a contract between the Corporation and the shareholder and no transfer or sale of such shares shall be valid or recognized by the Corporation or its stock transfer agent unless the terms of this Article are complied with. If the Corporation does give timely notification of the exercise of its option to purchase under this Article, it must upon presentation of the certificate representing such shares pay the purchase price.

                Section 5.                The Bylaws of the Corporation may place additional restrictions on the transferability of shares and contain further qualifications for ownership of shares.

ARTICLE VI Quorum

                Any number of the shareholders of the Corporation present in person or represented by proxy shall constitute a quorum for purposes of conducting business at a meeting of the shareholders, unless the representation of a different number is required by law, and in that case, the representation of the number so required shall constitute a quorum. If a quorum shall fail to attend any meeting, the chairperson of the meeting or a majority of the votes present may adjourn the meeting to another place, date or time.

                When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however that if the date of any adjourned meeting is more than one hundred twenty (120) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, date and time of the adjourned meeting shall be given. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

ARTICLES VII Amendments to Articles

                Unless the Iowa Business Corporation Act requires a greater vote or a vote by voting groups, these Articles of Incorporation may be amended at any regular or special meeting of the shareholders of the Corporation at which a quorum is present, by a majority vote of the shareholders actually voting on said amendments, provided that notice of such proposed amendments has been given to each shareholder no fewer than ten (10) nor more than sixty (60) days prior to the date of said meeting. Notwithstanding the foregoing, amending Article VIII hereof shall require the affirmative vote of at least two-thirds (2/3) of all of the shareholders of the Corporation.

ARTICLE VIII Sale or Merger; Dissolution

                The Corporation may be sold, merged into another corporation, or dissolved, or the Corporation may sell all or substantially all of its assets, only upon a vote in favor thereof by at least two-thirds (2/3) of all of the shareholders of the Corporation.

ARTICLE IX Certificate of Adoption

Section 1. The duly adopted Amended and Restated Articles of Incorporation set forth above supersede the prior articles of incorporation of the Corporation and all amendments to them.

                Section 2.               The foregoing Amended and Restated Articles of Incorporation were adopted by the shareholders of the Corporation on February 28, 1995, in the manner prescribed by the Iowa Business Corporation Act.

                Section 3.               The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendments, and the number of votes of each voting group indisputably represented at the meeting are as follows:

DESIGNATION OF GROUP	SHARES OUTSTANDING	VOTES ENTITLED TO BE CAST ON AMENDED AND REINSTATED ARTICLES OF INCORPORATION	VOTES REPRESENTED AT MEETING

Class A	603	603	357
Class B	1,456	1,456	1,001

                Section 4.                The total number of votes cast for and against the Amended and Restated Articles of Incorporation by each voting group entitled to vote separately on the Amended and Restated Articles of Incorporation is as follows:

VOTING GROUP	VOTES FOR	VOTES AGAINST

Class A	346	11
Class B	992	9

                Section 5.                The number of votes cast for the Amended and Restated Articles of Incorporation by each voting group was sufficient for approval by that voting group.

                Section 6.              The Amended and Restated Articles of Incorporation will result in a reclassification of issued shares as per the resolutions of the Board of Directors attached hereto as Exhibit A.

                Dated this 28th day of February, 1995.

BREDA TELEPHONE CORP.

/s/Harold Uhlenkamp

Harold Uhlenkamp, President

EXHIBIT A

RESOLUTIONS OF THE BOARD OF DIRECTORS OF BREDA TELEPHONE CORP.

                RESOLVED, that each of the previously authorized, issued, and outstanding shares of Class A stock of the Company is hereby converted into and becomes two (2) shares of common stock under the attached Amended and Restated Articles of Incorporation, subject to the filing of the Amended and Restated Articles of Incorporation with the Iowa Secretary of State. Upon this Resolution becoming effective, each certificate which theretofore represented shares of the Class A stock of the Company shall be deemed void and canceled, and each holder of record of the issued shares of Class A stock of the Company at the close of business on the date this Resolution becomes effective shall be entitled to receive in lieu thereof a certificate or certificates representing shares of common stock of the Company under the Amended and Restated Articles of Incorporation which will represent the full number of shares to which he or she is entitled as a result of the conversion made by this Resolution.

                RESOLVED, that each of the previously authorized, issued, and outstanding shares of Class B stock of the Company is hereby converted into and becomes thirty (30) shares of common stock under the attached Amended and Restated Articles of Incorporation, subject to the filing of the Amended and Restated Articles of Incorporation with the Iowa Secretary of State. Upon this Resolution becoming effective, each certificate which theretofore represented shares of the Class B stock of the Company shall be deemed void and canceled, and each holder of record of the issued shares of Class B stock of the Company at the close of business on the date this Resolution becomes effective shall be entitled to receive in lieu thereof a certificate or certificates representing shares of common stock of the Company under the Amended and Restated Articles of Incorporation which will represent the full number of shares to which he or she is entitled as a result of the conversion made by this Resolution.

EXHIBIT B ARTICLES OF RESTATEMENT

ARTICLES OF RESTATEMENT

OF

BREDA TELEPHONE CORP.

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

                Pursuant to section 490.1007 of the Iowa Business Corporation Act, Breda Telephone Corp., an Iowa corporation, adopts restated articles of incorporation as follows:

ARTICLE I

                The name of the Corporation is Breda Telephone Corp.

ARTICLE II

                The Corporation shall have perpetual duration.

ARTICLE III

                The purpose of the Corporation is to engage in any lawful business.

ARTICLE IV

                Section 1. The aggregate number of shares of stock which the Corporation is authorized to issue is 10,000,000 shares, comprised of the following two classes: (i) 5,000,000 shares of Class A Common Stock, no par value; and (ii) 5,000,000 shares of Class B Common Stock, no par value. The Class A Common Stock shall be comprised of the following three series: (i) 4,968,984 shares of Series 1 Class A Common Stock; (ii) 30,959 shares of Series 2 Class A Common Stock; and (iii) 57 shares of Series 3 Class A Common Stock. All references to the Class A Common Stock in these Articles of Restatement include any and all of the series of the Class A Common Stock.

                Section 2. Upon the filing of these Articles of Restatement with and by the Iowa Secretary of State (the “Effective Time”), each issued and outstanding share of common stock of the Corporation, no par value, other than the February 1995 Shares (as that term is defined below), shall automatically, and without notice by or to or any further action by the Corporation or any shareholder, be reclassified as and converted into one share of the Series 2 Class A Common Stock. From and after the Effective Time, each outstanding certificate representing shares of the common stock of the Corporation, no par value, other than the February 1995 Shares, shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 2 Class A Common Stock. Upon the surrender by a shareholder of any such outstanding certificate, duly endorsed, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 2 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.

                Upon the Effective Time, each issued and outstanding February 1995 Share shall automatically, and without notice by or to or any further action by the Corporation or any shareholder, be reclassified as and converted into one share of the Series 3 Class A Common Stock. From and after the Effective Time, each outstanding certificate representing shares of the February 1995 Shares shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 3 Class A Common Stock. Upon the surrender by a shareholder of any such outstanding certificate, duly endorsed, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 3 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph. The term “February 1995 Shares” means, collectively, the shares of the common stock of the Corporation, no par value, which were issued and outstanding immediately prior to the Effective Time and with respect to which the holders of such shares had one vote for each such share, with such shares having previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.

                A shareholder holding a share or shares of either the Series 2 Class A Common Stock or the Series 3 Class A Common Stock may also hold a share or shares of the Series 1 Class A Common Stock pursuant to the operation of Section 6 of this Article IV or if such share or shares of the Series 1 Class A Common Stock are issued to such shareholder by the Corporation, and provided that such shareholder is an Eligible Subscriber (as that term is defined in Section 7 of this Article IV).

                Section 3.  The Corporation shall not issue any shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock other than pursuant to and as provided in Section 2 of this Article IV.

                Section 4. The Class A Common Stock and the Class B Common Stock together are entitled to receive the net assets of the Corporation upon dissolution.

                Section 5.  The Series 1 Class A Common Stock, the Series 2 Class A Common Stock and the Series 3 Class A Common Stock together have unlimited voting rights, in accordance with the following:

              (a)      Each shareholder holding a share or shares of the Series 1 Class A Common Stock shall be entitled to one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 1 Class A Common Stock owned by such shareholder.

              (b)      Each shareholder holding a share or shares of the Series 2 Class A Common Stock shall be entitled to one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 2 Class A Common Stock owned by such shareholder.

              (c)      Each shareholder holding a share or shares of the Series 3 Class A Common Stock shall be entitled to one vote for each share of the Series 3 Class A Common Stock owned by such shareholder on all matters presented to the shareholders.

                The shareholders owning any share or shares of the Class B Common Stock shall have no right to vote, except only to the extent prohibited by the Iowa Business Corporation Act, and in the latter event, each shareholder holding a share or shares of the Class B Common Stock shall be entitled to one vote on the matter or matters which are required to be presented to the shareholders owning shares of the Class B Common Stock, regardless of the number of shares of the Class B Common Stock owned by such shareholder.

                Absent special circumstances, the shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation. The foregoing does not limit the power of the Corporation to vote any shares, including its own shares, held by the Corporation in a fiduciary capacity.

                Section 6. Each issued and outstanding share of the Series 2 Class A Common Stock and the Series 3 Class A Common Stock shall continue to be a share of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, until the closing or other effective time of the Assignment (as that term is defined in Section 2 of Article V of these Articles of Restatement) of the share, at which time the share shall automatically, without any notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for (i) one share of the Series 1 Class A Common Stock, if the Assignment is made to an Eligible Subscriber (as that term is defined in Section 7 of this Article IV); or (ii) one share of the Class B Common Stock, if the Assignment is made to an individual or an entity who or which is not an Eligible Subscriber. From and after the closing or other effective time of an Assignment, each outstanding certificate representing shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, which were the subject of the Assignment shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock or the Class B Common Stock, as the case may be. Upon the surrender by the assignor in the Assignment of any such outstanding certificate, duly endorsed, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock or shares of the Class B Common Stock, as the case may be, held by such assignee and evidenced by the surrendered certificate as a result of the operation of this Section, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, still held by such assignor. This Section does not limit or restrict in any way the Corporation’s rights under Article V of these Articles of Restatement.

                Section 7. The Series 1 Class A Common Stock shall only be owned and held by Eligible Subscribers (as that term is defined below). The term “Eligible Subscriber” means (i) any individual who is 18 years of age or older whose principal residence is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and who subscribes to the Corporation’s land line telephone service for a telephone line serving that principal residence (each, an “Individual Subscriber”); (ii) any entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and which subscribes to the Corporation’s land line telephone service for a telephone line serving that place of business (each, an “Entity Subscriber”), or (iii) one Related Person (as that term is defined below) of an Individual Subscriber (for each respective Individual Subscriber, the “Related Subscriber”). There can only be one Individual Subscriber for a residence, regardless of the number of land lines or telephone numbers serving that residence. The term “Related Person” means any of the following individuals, so long as they are at least 18 years of age, are listed on the account for the land line telephone service of the Individual Subscriber, and the principal residence of the individual is with the Individual Subscriber in question: (i) the spouse of the Individual Subscriber; (ii) a parent of the Individual Subscriber; (iii) a grandparent of the Individual Subscriber; (iv) a brother or sister of the Individual Subscriber; or (v) a child or grandchild (including by adoption) of the Individual Subscriber. In no event shall there be more than one Related Subscriber for the principal residence of any Individual Subscriber at any given time, regardless of the number of land lines or telephone numbers serving the residence.

                Each share of the Series 1 Class A Common Stock owned by a shareholder shall automatically, without notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for one share of the Class B Common Stock (i) effective at the time the shareholder ceases to be an Eligible Subscriber, or (ii) effective at the closing or other effective time of the Assignment of the share to a person or entity who or which is not an Eligible Subscriber. From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class A Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Class B Common Stock. Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above, the shareholder shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph. Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class A Common Stock still held by such assignor. A share of the Series 1 Class A Common Stock which is the subject of an Assignment to a person or entity who or which is an Eligible Subscriber shall continue to be a share of the Series 1 Class A Common Stock in the hands of such Eligible Subscriber. This paragraph does not limit or restrict in any way the Corporation’s rights under Article V of these Articles of Restatement.

                Section 8. Class B Common Stock may be held by any individual or entity who is not an Eligible Subscriber.

                Each share of the Class B Common Stock which is owned by a shareholder shall automatically, without any notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for one share of the Series 1 Class A Common Stock (i) effective upon such shareholder becoming an Eligible Subscriber; or (ii) effective at the closing or other effective time of the Assignment of the share to a person or entity who or which is an Eligible Subscriber. From and after either of those times, each outstanding certificate representing such shares of the Class B Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock. Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph. Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Class B Common Stock still held by such assignor. A share of the Class B Common Stock which is the subject of an Assignment to a person or entity who or which is not an Eligible Subscriber shall continue to be a share of the Class B Common Stock in the hands of such person or entity. This paragraph does not limit or restrict in any way the Corporation’s rights under Article V of these Articles of Restatement.

                Section 9. No shareholder may own more than one percent of the total issued and outstanding shares of the Class A Common Stock or the Class B Common Stock, and no individual shareholders residing in the same residence (collectively, the “Household Shareholders”) may collectively own more than two percent of the total issued and outstanding shares of the Class A Common Stock and/or the Class B Common Stock (in whatever combination), unless: (i) the shareholder or the Household Shareholders, as the case may be, already exceeded such applicable percentage at the Effective Time; or (ii) the shareholder or the Household Shareholders, as the case may be, go over such applicable percentage as a result of the Corporation redeeming shares of the Class A Common Stock and/or the Class B Common Stock. In either of the latter cases, the shareholder or the Household Shareholders, as the case may be, may not increase the number of shares owned by the shareholder or by any of the Household Shareholders. If a shareholder owns five percent or more of the ownership interests of an entity which owns shares of the Class A Common Stock or the Class B Common Stock, the shares of the Class A Common Stock or the Class B Common Stock held by both that entity and by the shareholder will be added together for purposes of determining compliance with this Section. This Section does not authorize or permit there to be more than one Related Subscriber for the principal residence of any Individual Subscriber at any given time.

                Section 10. Each shareholder shall provide the Corporation, upon the Corporation’s request from time to time, with all such information and documentation as the Corporation requests in order for the Corporation to determine whether the shareholder is an Eligible Subscriber or to otherwise evidence and substantiate the shareholder’s compliance with this Article IV or any other provisions of these Articles of Restatement.

ARTICLE V

                Section 1. The Corporation shall have the right and option to elect to purchase any or all of the shares of the Series 1 Class A Common Stock held by any shareholder at any time within ninety days after the date on which the Corporation has written notice that such shareholder is no longer an Eligible Subscriber. The purchase price for the shares shall be the fair value of such shares as determined by the board of directors of the Corporation, in its sole discretion, including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation. The Corporation may exercise its right and option under this Section by giving written notice to the shareholder in question at any time within the ninety day period referred to above, and in such event the Corporation shall pay the full purchase price for the shares being purchased by the Corporation within ten days of the date of the Corporation’s written notice to the shareholder. This Section does not limit or otherwise affect the conversion of the shares of the Series 1 Class A Common Stock of a shareholder into shares of the Class B Common Stock as provided in Section 7 of Article IV of these Articles of Restatement.

                Section 2. The Corporation shall have the first right and option to purchase any or all of the shares of the Class A Common Stock (of whatever series) or the Class B Common Stock of any shareholder which are the subject of any Assignment. The term “Assignment” means any sale, transfer, assignment, gift, bequest or other disposition or conveyance of the shares of the Class A Common Stock or the Class B Common Stock in question, whether voluntarily or involuntarily or by operation or any act or process of law or equity, or otherwise, and whether or not for any value or consideration, and including, without limitation, by reason of or in connection with the death of a shareholder who is an individual, the dissolution or liquidation of a shareholder which is an entity, the bankruptcy or insolvency of a shareholder, or the exercise of any rights by any creditor of a shareholder. The Corporation may exercise its right and option under this Section by providing written notice to the shareholder in question at any time within sixty days after the earlier of (i) the date on which the Corporation gives the shareholder written notice of the occurrence of the Assignment, or (ii) the date on which the Corporation receives written notice of the occurrence of the Assignment, as the case may be, from the shareholder. A shareholder must provide the Corporation with prompt written notice of any proposed Assignment or of the occurrence of any Assignment, as the case may be. The purchase price for the shares shall be the fair value of the shares as determined by the board of directors of the Corporation, in its sole discretion (including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation), except that if the Assignment is a voluntary sale of the shares in question by the shareholder for value (a “Voluntary Sale”), the purchase price for the shares shall be the amount of the purchase price as payable by the proposed transferee in the Voluntary Sale. If the Corporation exercises its right and option under this Section, the Corporation shall pay the purchase price for the shares being purchased by the Corporation within ninety days of the date of the Corporation’s written notice to the shareholder of the Corporation’s exercise of its right and option under this Section.

                Section 3. Each shareholder shall provide the Corporation, upon the Corporation’s request from time to time, with all such information and documentation as the Corporation requests in connection with the Corporation considering or exercising any of its rights and options under this Article V, including, without limitation, a copy of the written agreement between the shareholder and the proposed transferee in any Voluntary Sale.

                Section 4. A shareholder selling any shares to the Corporation pursuant to this Article V must deliver the certificate or certificates for the shares to the Corporation, duly endorsed for transfer or accompanied by an executed stock power acceptable to the Corporation, before or simultaneously with the Corporation’s payment for such shares.

                A shareholder selling any shares to the Corporation pursuant to this Article V shall be deemed to represent and warrant to the Corporation, as a material and integral part of such sale, that the shares are being sold, assigned, transferred and conveyed to the Corporation by the shareholder free and clear of all liens, claims, demands, restrictions on transferability, reservations, security interests, pledge agreements, buy-sell or shareholder agreements, tax liens, charges, contracts of sale, voting agreements, voting trusts, options, proxies and other encumbrances, claims, demands and restrictions whatsoever.

                If the Corporation does not purchase some of the shares of a shareholder which are to be sold by the shareholder in a Voluntary Sale, the shareholder may only sell those shares pursuant to and in strict accordance with the terms of the Voluntary Sale as provided to the Corporation.

                Section 5. Any Assignment which is not made in compliance with this Article V shall be null and void and of no force or effect whatsoever.

                Section 6. The bylaws of the Corporation, as amended and restated from time to time (the “Bylaws”) may also contain provisions prohibiting, restricting, limiting, conditioning or otherwise addressing the Assignment of shares of the Class A Common Stock and/or the Class B Common Stock.

                Section 7. The Corporation may place a legend on certificates evidencing the shares of the Class A Common Stock or the Class B Common Stock regarding the provisions of these Articles of Restatement, in form and content acceptable to the Corporation. The Corporation may also make notations in the stock records of the Corporation regarding these Articles of Restatement.

                Section 8. The election by the Corporation to not purchase, or the failure by the Corporation to purchase, any shares of any of the Class A Common Stock or the Class B Common Stock shall not discharge those shares from any of the provisions and restrictions contained in these Articles of Restatement, and all such shares shall be and remain subject to all of the provisions of these Articles of Restatement notwithstanding any such election or failure by the Corporation.

ARTICLE VI

                Section 1. The number of directors of the Corporation shall be specified in or fixed in accordance with the Bylaws.

                Section 2. The terms of the directors shall be staggered by dividing the total number of directors into three groups, with each group containing one-third of the total number of directors, as near as may be. The directors shall designate the group in which each director shall serve, including in the event of any increase or decrease in the number of the directors. The terms of one group of the directors shall expire each year. The directors shall be elected at each annual meeting of the shareholders of the Corporation, and each director shall serve a three year term and until the director’s successor shall have been elected and qualified, or until the director’s death or resignation or removal in accordance with applicable law or the Bylaws. No individual may serve more than three consecutive terms, and if an individual has served for three consecutive terms as a director, the individual must be off the board of directors for at least one year before the individual can again be elected as a director.

                Section 3. Each director must be the owner of one or more shares of the Class A Common Stock, and a director will automatically cease to be a director, without notice from or other action by the director, the Corporation or any shareholder, effective at the time the director ceases to hold any shares of the Class A Common Stock. Each director must also be at least 18 years of age. A director must also meet and satisfy any qualifications for directors as may be set forth in the Bylaws.

ARTICLE VII

                Except as may be otherwise required by applicable law, any number of the votes entitled to be cast on a matter by a voting group of the shareholders of the Corporation constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement. Except as may be otherwise required by applicable law, if any two or more series of the Class A Common Stock, or the Class A Common Stock and the Class B Common Stock, are required by applicable law to vote as separate voting groups on any matter, any number of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement.

ARTICLE VIII

                The vote of not less than two-thirds of the total number of votes entitled to be cast by the shareholders of the Corporation shall be necessary to take and approve any of the following actions and matters: (i) the merger of the Corporation with or into any other entity; (ii) any share exchange to which the Corporation is a party; (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation, other than in the form of or pursuant to any mortgage, pledge, security interest or other grant of any security or collateral interest in the assets, properties or rights of the Corporation; and (iv) the dissolution of the Corporation. The vote of not less than two-thirds of the total number of votes entitled to be cast by the shareholders of the Corporation shall be necessary to amend or repeal this Article VIII.

ARTICLE IX

                A director of the Corporation shall not be liable to the Corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law.

                If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of directors, then the liability of a director of the Corporation, in addition to the elimination of and limitation on personal liability provided herein, shall be eliminated and limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law. Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any elimination of or limitation on the personal liability or any other right or protection of a director of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

ARTICLE X

                The Corporation shall indemnify a director for liability (as such term is defined in section 490.850(5) of the Iowa Business Corporation Act) to any person for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) receipt of a financial benefit to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law. Without limiting the foregoing, and in addition thereto, the Corporation shall exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its directors to the fullest extent permitted by law. The Corporation shall also exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its officers to the fullest extent permitted by law.

                If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize broader or additional or further indemnification, then the indemnification obligations of the Corporation shall be deemed to be amended automatically, and without any further action, to require indemnification and advancement of funds to pay for or reimburse expenses of its directors and of its officers to the fullest extent permitted by law. Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any indemnification and advancement obligations of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

                Dated this 28th day of March, 2007.

BREDA TELEPHONE CORP.

By:

Charles Thatcher, President

EXHIBIT C FINAL LETTER TO FOCUS GROUP

August 14, 2006

____________________
____________________
____________________

Dear ___________________________:

                In re: Proposed Article and Bylaw Changes for Breda Telephone Corp.

Breda Telephone Corp. is appreciative of the input and discussion that we have received from those of you who participated in our focus groups in the summer of 2005. In anticipation of holding our annual meeting in September 2006, and with the adoption of revised Articles on the ballot for that meeting, we would like your final review of the attached Restated Articles, and your participation in a focus group meeting on Monday, August 21, 2006, to share any final thoughts.

The two main goals of retaining local control, and maximizing the value of the Breda Telephone Corp. shares, served as the framework in the rewrite of these Articles. Some of the other highlights are:

	Present Articles	Restated Articles

1.	One class of stock	Two classes of stock: Class A would be voting stock; Class B would be non-voting stock but have the same equity value as Class A shares.

2.	One subscriber per household.	Two subscribers per household, if meet the criteria; allows for an adult child living in household to inherit shares.

3.	Ownership limited to 1% (subject to other limitations)	Ownership limited to 1% per individual (subject to other limitations) except that a two- subscriber household is limited to 2% (subject to other limitations).

Focus Group Attendees	- 2 -	August 14, 2006

	Present Articles	Restated Articles

4.	One-time transfer to family members outside the Breda/ Lidderdale exchange only on shares owned as of February 1995. (subject to % owner- ship limitations)	Transfers of shares to family members outside of the Breda/ Lidderdale exchange allowed within the % ownership limitations on all shares (would be Class B, non-voting shares).

5.

All present shareholders are
voting shareholders, and
receive one vote per
subscriber (one vote per
household). A few multiple-vote
subscribers were grandfathered
in with the Restated Articles of
1995.

All present shareholders will be grandfathered in, and will retain their present votes, regardless of where they live. A) Thus present shareholders having one vote will be designated as Class A, Series 2 shareholders. B) Present share-holders having multiple votes will be designated as Class A, Series 3 shareholders. These shares will retain their voting rights until such time as they are transferred, when they will then be designated as either Class A, Series 1 voting shares, or Class B non-voting shares.

6.	Corporation is authorized to issue five million (5,000,000) shares of common stock with no par value.	Corporation would be authorized to issue five million (5,000,000) shares of Class A Common Stock, no par Value, and five million (5,000,000) shares of Class B Common Stock, no par value.

Please plan to attend this final Revised Articles Focus Group for any additional input before these Articles are included in the Proxy statement and ballot for our annual meeting. The focus group meeting will be held at 7:00 p.m. at the Western Iowa Networks, Breda location, on Monday, August 21, 2006.

Focus Group Attendees	- 3 -	August 14, 2006

In order for us to plan appropriately for this meeting, please either call Diane Miller at (712) 673-2311 or e-mail her at dmiller@win-4-u.com to let us know if you plan to attend and if you plan to bring or invite additional shareholders.

We look forward to your participation and discussion at this meeting.

Sincerely,

/s/ Chuck Thatcher

Chuck Thatcher
Board President

CT/jm

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